Advance from Customers (Details) - USD ($) $ in Thousands		Sep. 30, 2016	Sep. 30, 2015
Advance from Customers [Abstract]
Advance from third-party customers		$ 381	$ 392
Advances from customers	[1]	$ 381	$ 392

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).